Eaton Vance VT Floating-Rate Income Fund Eaton Vance VT Worldwide Health Sciences Fund Supplement to Prospectus dated May 1, 2006

1. The following replaces the table under “Fund Fees and Expenses” of “VT Floating-Rate Income Fund”:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.825%
Distribution and Service (12b-1) Fees	0.250%
Other Expenses	0.195%
Total Annual Fund Operating Expenses	1.270%

2. The following replaces the table under “Fund Fees and Expenses” of “VT Worldwide Health Sciences Fund”:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.72%

3. The following replaces the heading and the first two sentences of the section “Service Fees” under “Purchasing and Redeeming Shares”:

Distribution and Service Fees. Each Fund has in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees to insurance companies for personal and/ or shareholder account services to account holders of insurance product separate accounts. Each Fund pays distribution and service fees equal to 0.25% of average daily net assets annually which will be paid quarterly. After the sale of shares, the principal underwriter receives the distribution and service fees payable for those shares for the first year after the sale.

May 1, 2006